EXHIBIT 99.1

Encore Bancshares Reports Second Quarter 2010 Net Loss of $12.7 Million, or $1.16 Per Diluted Share

HOUSTON, July 23, 2010 (GLOBE NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the second quarter of 2010.

Earnings significantly reduced by credit costs associated with exiting Florida

  Net commercial loan charge-offs of $13.2 million in the Florida portfolio
  Write down of loans held for sale of $2.8 million
  Florida legacy commercial loans reduced to $56.2 million

Florida transactions

  Closed sale of two Florida branches in May, which included $50.5 million in deposits
  Final Florida exit transaction remains on track
  Loans held for sale of $70.6 million
  Deposits held for sale of $184.1 million

Capital position and credit reserves remain strong

  Estimated tier 1 capital of 14.59% and tangible common equity ratio of 6.80%
  Allowance for loan losses of 2.74% of loans, excluding loans held for sale

Texas franchise shows strong core deposit growth

  DDA growth of 17.1%, linked quarter
  DDA as a percent of total deposits in Texas grew to 18%
  Total Texas deposits top $1.0 billion at June 30, 2010

"We continue to work through our Florida problem loans and to reduce our exposure as rapidly as reasonable. I am pleased that our exit of the Florida market remains on track," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer of Encore Bancshares, Inc. "I am optimistic about the opportunity to continue to build our Houston franchise."

Earnings

For the three months ended June 30, 2010, our net loss was $12.7 million, compared with net earnings of $821,000 for the same period of 2009. Loss per diluted common share for the second quarter of 2010 was $1.16, after deducting preferred dividends, compared with earnings per diluted common share of $0.02 for the same period of 2009. The loss for the quarter was due primarily to credit costs related to the Florida market.

For the six months ended June 30, 2010, the net loss was $14.9 million, compared with net earnings of $2.0 million for the same period of 2009. The loss per diluted share, after deducting preferred dividends, was $1.46, compared with net earnings of $0.08 for the comparable period of 2009. The loss was due primarily to credit costs and write downs of assets held for sale in Florida.

Net Interest Income

Net interest income on a tax equivalent basis (TE) for the second quarter of 2010 was $11.1 million, a decrease of $518,000, or 4.5% compared with the same period of 2009. The net interest margin (TE) contracted 17 basis points to 2.92% during the same comparison period. Net interest income (TE) for the six months ended June 30, 2010 was $22.7 million, a decrease of $439,000, or 1.9%, compared with the same period of 2009. The net interest margin (TE) contracted 10 basis points during this same comparison period. The decrease in margin for both periods was due primarily to the decrease in loans and an offsetting increase in short term lower yielding investments. On a linked quarter basis (compared with the immediately preceding quarter), net interest income (TE) decreased $553,000, or 4.8%, and the net interest margin decreased 19 basis points. The decrease in margin was due to a combination of lower loan yields, which was due mainly to a $23.5 million increase in nonaccrual loans, and lower securities balances, which were reinvested in temporary investments at lower interest rates.

Noninterest Income

Noninterest income was $7.9 million for the second quarter of 2010, an increase of $1.6 million, or 25.6%, compared with the same period of 2009. The increase was due primarily to the $1.1 million gain on sale of two branches in Florida. In addition, trust and investment management fees increased $504,000, or 12.3%, as assets under management grew 12.7% due to the improvements in the equity markets.

Noninterest Expense

Noninterest expense was $19.4 million for the second quarter of 2010, an increase of $5.7 million, compared with the same period of 2009. Excluding the $2.8 million write down of loans held for sale, noninterest expense was $16.6 million, an increase of $2.9 million, or 21.1%, compared with the same period of 2009. The increase was due primarily to a combination of higher compensation expense, foreclosed real estate expense and professional fees. The increase in compensation was due in part to the addition of executive management, loan workout personnel and new lenders to grow the bank's commercial lending platform in Houston.  The increase in foreclosed real estate expense primarily reflected write downs or losses on the sale of properties, the largest of which was a $1.0 million write down of a lot in Florida. The increase in professional fees primarily reflects costs associated with loan collection and the recent filing of our shelf registration statement.

Segment Earnings

On a segment basis, our banking segment showed a net loss of $13.5 million, compared with net earnings of $47,000 in the same period of 2009, due primarily to credit costs in Florida. Our wealth management group had net earnings of $702,000 for the second quarter of 2010, relatively unchanged from the prior year period. Wealth management fees rose due to rising equity valuations, but were partially offset by higher expense, which was primarily compensation related. Our insurance agency showed net earnings of $297,000 for the second quarter of 2010, an increase of $21,000.

Loans

Period end loans, including loans held for sale, were $1.1 billion at June 30, 2010, a decrease of $99.3 million, or 8.6%, compared with June 30, 2009. The decrease was due primarily to lower construction and land loans and declining loans outstanding in Florida.

Deposits

Period end deposits, including deposits held for sale were $1.2 billion, at June 30, 2010, an increase of $23.2 million, or 2.0%, compared with June 30, 2009. During the second quarter of 2010, we completed the sale of two branches in the Tampa, Florida area which included deposits totaling $50.5 million. Average deposits were $1.2 billion for the second quarter of 2010, an increase of $42.7 million, or 3.7%, compared with the same period of 2009.

Credit Quality and Capital Ratios

The provision for loan losses was $18.0 million for the second quarter of 2010, compared with $2.9 million for the same period of 2009. The increase in the provision for loan losses primarily reflects declining collateral values in Florida. Net charge-offs for the second quarter were $16.5 million, or 6.23% of average total loans on an annualized basis, compared with $4.4 million, or 1.50% of average total loans on an annualized basis in the same period of 2009. Commercial loan charge-offs were $13.6 million, the majority of which were in Florida as we reduced the carrying value of our nonperforming loans in Florida down to the underlying collateral values.  We are now carrying Florida nonperforming loans, excluding loans held for sale, at 62.1% of the legal loan balance.  Florida nonperforming loans include $5.5 million of loans held for sale, which are carried at 66.3% of the original loan balance. The allowance for loan losses was $26.7 million, or 2.74% of loans, excluding loans held for sale, at June 30, 2010, compared with $25.2 million, or 2.19% at June 30, 2009.

At June 30, 2010, nonperforming assets were $77.8 million compared with $51.8 million at March 31, 2010 and $36.6 million at June 30, 2009. At June 30, 2010 nonaccrual loans were $22.4 million in Texas, compared with $8.9 million at March 31, 2010, an increase of $13.6 million. The increase consisted of three relationships: two loans associated with a residence, a land loan, and a loan to an individual, all of which are secured by collateral in excess of the loan amount. At June 30, 2010, nonaccrual loans were $41.8 million in Florida, compared with $31.9 million at March 31, 2010. The increase consisted mainly of several commercial real estate loans. Investment in real estate was $13.6 million at June 30, 2010, compared with $11.1 million at March 31, 2010, an increase of $2.5 million, or 23.1%. The increase was due primarily to the repossession of a $2.2 million parcel of vacant land in Florida. Restructured loans still accruing were $1.1 million at June 30, 2010, compared with $5.7 million at March 31, 2010. The decrease was due primarily to a land loan in Houston that was moved to nonaccrual.

As of June 30, 2010, our estimated Tier 1 risk-based, total risk-based and leverage capital ratios were 14.59%, 15.86%, and 9.93%, respectively. In addition, Encore Bank was considered "well capitalized" pursuant to regulatory capital definitions. Book value per share and tangible book value per share were $13.06 and $9.47 at June 30, 2010, compared with $14.43 and $10.76 at March 31, 2010. The decrease was primarily due to the loss for the quarter and additional shares issued.

Conference Call

Encore will host a conference call for investors and analysts that will be broadcast live via the Internet on Friday, July 23, 2010, at 10:00 a.m. Eastern Time. Interested parties may participate by calling 877-303-6295 at least ten minutes prior to the start time.

To listen to this conference call live via the Internet, please visit the Investor Relations section of the Company's web site at http://www.encorebank.com at least fifteen minutes prior to the call to register, download and install any necessary audio software. An audio archive of the call will also be available on the web site on or before Monday, July 26, 2010.

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a financial holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A., and its affiliated companies. Encore Bank operates 11 private client offices in the Greater Houston area and four in southwest Florida. Headquartered in Houston and with $1.6 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its affiliated companies, Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Specifically, Encore reviews tangible book value per share, return on average tangible common equity and the tangible common equity to tangible assets ratio for internal planning and forecasting purposes. Encore reviews its net interest income, net interest spread and net interest margin on a tax equivalent basis, which is standard practice in the banking industry.  Encore has included in this press release information relating to these non-GAAP financial measures for the applicable periods presented. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and believes that its presentation, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. Additionally, Encore has reviewed and presented non-GAAP financial information related to its Florida operations held-for-sale on pages 10 and 11. Encore's management believes this non-GAAP financial information is useful to investors in understanding our financial results. These non-GAAP measures should not be considered a substitute for operating results determined in accordance with GAAP and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to:  competitive pressure among financial institutions; volatility and disruption in national and international financial markets; government intervention in the U.S. financial system; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; the failure to complete the pending transaction for the sale of our Florida operations; incorrect assumptions underlying the establishment of and provisions made to the allowance for loan losses; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; the incurrence and possible impairment of goodwill associated with an acquisition and possible adverse short-term effects on our results of operations; changes in availability of funds; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described from time to time in our 2009 Annual Report on Form 10-K and other reports and documents filed with the Securities and Exchange Commission.

Encore Bancshares, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended June 30,		As of and for the Six Months Ended June 30,
	2010	2009	2010	2009

Operations Statement Data:
Interest income	$ 17,201	$ 19,529	$ 35,156	$ 39,154
Interest expense	6,262	8,071	12,727	16,235
Net interest income	10,939	11,458	22,429	22,919
Provision for loan losses	18,013	2,927	22,973	5,966
Net interest income after provision for loan losses	(7,074)	8,531	(544)	16,953
Noninterest income	7,947	6,327	14,856	12,431
Noninterest expense	19,395	13,711	37,659	26,448
Net earnings (loss) before income taxes	(18,522)	1,147	(23,347)	2,936
Income tax expense (benefit)	(5,869)	326	(8,443)	980
Net earnings (loss)	$ (12,653)	$ 821	$ (14,904)	$ 1,956
Earnings (loss) available to common shareholders	$ (13,209)	$ 267	$ (16,016)	$ 849

Common Share Data:
Basic earnings (loss) per share (1)	$ (1.16)	$ 0.03	$ (1.46)	$ 0.08
Diluted earnings (loss) per share (1)	(1.16)	0.02	(1.46)	0.08
Book value per share	13.06	15.39	13.06	15.39
Tangible book value per share (2)	9.47	12.14	9.47	12.14

Average common shares outstanding	11,375	10,334	10,969	10,284
Diluted average common shares outstanding	11,375	11,145	10,969	11,013
Shares outstanding at end of period	11,380	10,337	11,380	10,337

Selected Performance Ratios:
Return on average assets	(3.13)%	0.21%	(1.85)%	0.25%
Return on average common equity (1)	(32.89)%	0.67%	(20.24)%	1.08%
Return on average tangible common equity (1)(2)	(44.09)%	0.85%	(27.24)%	1.37%
Taxable-equivalent net interest margin (2)	2.92%	3.09%	3.01%	3.11%
Efficiency ratio	93.16%	76.14%	89.05%	73.86%
Noninterest income to total revenue	42.08%	35.57%	39.84%	35.17%

(1) Using earnings (loss) available to common shareholders.
(2) Non-GAAP measure. See calculation of tangible common equity and taxable-equivalent amounts in subsequent tables.

Encore Bancshares, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited, dollars in thousands, except per share data)

	June 30, 2010	March 31, 2010	Dec 31, 2009	Sept 30, 2009	June 30, 2009

ASSETS
Cash and due from banks	$ 14,718	$ 18,420	$ 16,796	$ 15,035	$ 17,891
Interest-bearing deposits in banks	314,624	237,771	172,984	144,238	124,959
Federal funds sold and other	902	1,695	7,396	6,818	3,263
Cash and cash equivalents	330,244	257,886	197,176	166,091	146,113
Securities available-for-sale, at estimated fair value	75,820	138,495	140,651	134,079	132,437
Securities held-to-maturity, at amortized cost	68,628	88,454	117,171	117,316	108,594
Loans held-for-sale	77,914	81,953	1,058	--	1,168
Loans receivable	972,765	974,301	1,078,205	1,106,169	1,148,820
Allowance for loan losses	(26,675)	(25,132)	(26,501)	(27,575)	(25,214)
Net loans receivable	946,090	949,169	1,051,704	1,078,594	1,123,606
Federal Home Loan Bank of Dallas stock, at cost	9,593	9,578	9,569	9,565	9,561
Investment in real estate	13,602	11,054	14,639	6,952	8,032
Premises and equipment, net	7,567	9,327	15,484	15,953	16,435
Cash surrender value of life insurance policies	15,637	15,489	15,339	15,182	15,019
Goodwill	35,799	35,799	35,799	27,873	27,873
Other intangible assets, net	5,034	5,192	5,351	5,521	5,691
Accrued interest receivable and other assets	36,418	32,176	31,414	23,594	22,189
Other assets held-for-sale	3,269	3,344	--	--	--
	$ 1,625,615	$ 1,637,916	$ 1,635,355	$ 1,600,720	$ 1,616,718

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$ 182,729	$ 156,071	$ 174,102	$ 152,367	$ 146,373
Interest-bearing	832,876	802,597	1,017,734	1,012,466	1,030,134
Deposits held-for-sale	184,106	242,755	--	--	--
Total deposits	1,199,711	1,201,423	1,191,836	1,164,833	1,176,507
Borrowings and repurchase agreements	219,602	218,560	220,612	221,492	223,218
Junior subordinated debentures	20,619	20,619	20,619	20,619	20,619
Accrued interest payable and other liabilities	7,804	7,094	15,620	7,316	8,565
Other liabilities held-for-sale	6	10	--	--	--
Total liabilities	1,447,742	1,447,706	1,448,687	1,414,260	1,428,909

Commitments and contingencies
Shareholders' equity:
Preferred stock	29,238	29,107	28,976	28,847	28,718
Common stock	11,416	11,195	10,527	10,508	10,346
Additional paid-in capital	121,533	121,345	116,084	115,860	115,698
Retained earnings	15,079	28,288	31,095	30,066	32,372
Common stock in treasury, at cost	(346)	(319)	(233)	(123)	(123)
Accumulated other comprehensive income	953	594	219	1,302	798
Shareholders' equity	177,873	190,210	186,668	186,460	187,809
	$ 1,625,615	$ 1,637,916	$ 1,635,355	$ 1,600,720	$ 1,616,718

Ratios and Per Share Data:
Leverage ratio (1)	9.93%	10.73%	10.55%	10.94%	11.22%
Tier 1 risk-based capital ratio (1)	14.59%	15.56%	14.80%	15.30%	14.99%
Total risk-based capital ratio (1)	15.86%	16.82%	16.07%	16.57%	16.25%
Book value per share	$ 13.06	$ 14.43	$ 15.01	$ 15.01	$ 15.39
Tangible book value per share (2)	9.47	10.76	11.10	11.83	12.14
Tangible common equity to tangible assets (2)	6.80%	7.52%	7.31%	7.93%	7.93%

(1) Estimated at June 30, 2010.
(2) Non-GAAP measure. See calculation of tangible common equity in subsequent table.

Encore Bancshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	June 30,
	2010	2010	2009	2009	2009	2010	2009
Interest income:
Loans, including fees	$ 14,111	$ 14,316	$ 16,157	$ 17,045	$ 17,220	$ 28,427	$ 34,699
Loans held-for-sale	1,330	1,378	11	34	32	2,708	60
Securities	1,526	2,046	2,177	2,258	2,121	3,572	4,083
Federal funds sold and other	234	215	210	180	156	449	312
Total interest income	17,201	17,955	18,555	19,517	19,529	35,156	39,154
Interest expense:
Deposits	2,962	3,042	4,507	5,131	5,643	6,004	11,375
Deposits held-for-sale	863	1,010	--	--	--	1,873	--
Borrowings and repurchase agreements	2,139	2,116	2,129	2,129	2,119	4,255	4,235
Junior subordinated debentures	298	297	298	302	309	595	625
Total interest expense	6,262	6,465	6,934	7,562	8,071	12,727	16,235
Net interest income	10,939	11,490	11,621	11,955	11,458	22,429	22,919
Provision for loan losses	18,013	4,960	3,009	7,685	2,927	22,973	5,966
Net interest income after provision for loan losses	(7,074)	6,530	8,612	4,270	8,531	(544)	16,953
Noninterest income:
Trust and investment management fees	4,591	4,618	4,557	4,501	4,087	9,209	7,836
Mortgage banking	78	36	41	110	351	114	502
Insurance commissions and fees	1,488	1,639	1,098	1,365	1,404	3,127	3,014
Net gain on sale of available-for-sale securities	120	99	1,937	387	--	219	--
Gain on sale of branches	1,115	--	--	--	--	1,115	--
Other	555	517	460	450	485	1,072	1,079
Total noninterest income	7,947	6,909	8,093	6,813	6,327	14,856	12,431
Noninterest expense:
Compensation	8,638	8,551	7,657	7,761	7,231	17,189	14,745
Occupancy	1,454	1,478	1,546	1,496	1,554	2,932	3,008
Equipment	330	363	383	430	449	693	882
Advertising and promotion	153	181	177	214	200	334	416
Outside data processing	897	870	829	797	783	1,767	1,547
Professional fees	1,435	921	1,126	912	1,043	2,356	1,979
Intangible amortization	159	158	170	171	169	317	340
FDIC assessment	703	655	1,047	270	746	1,358	798
Foreclosed real estate expenses, net	1,402	1,124	675	183	378	2,526	645
Write down of assets held-for-sale	2,793	2,535	--	--	--	5,328	--
Other	1,431	1,428	1,077	1,055	1,158	2,859	2,088
Total noninterest expense	19,395	18,264	14,687	13,289	13,711	37,659	26,448
Net earnings (loss) before income taxes	(18,522)	(4,825)	2,018	(2,206)	1,147	(23,347)	2,936
Income tax expense (benefit)	(5,869)	(2,574)	435	(453)	326	(8,443)	980
Net earnings (loss)	$ (12,653)	$ (2,251)	$ 1,583	$ (1,753)	$ 821	$ (14,904)	$ 1,956
Earnings (loss) available to common shareholders	$ (13,209)	$ (2,807)	$ 1,029	$ (2,306)	$ 267	$ (16,016)	$ 849
Earnings (loss) per common share:
Basic	$ (1.16)	$ (0.27)	$ 0.10	$ (0.22)	$ 0.03	$ (1.46)	$ 0.08
Diluted	(1.16)	(0.27)	0.09	(0.22)	0.02	(1.46)	0.08
Average common shares outstanding	11,375	10,558	10,513	10,441	10,334	10,969	10,284
Diluted average common shares outstanding	11,375	10,558	11,536	10,441	11,145	10,969	11,013

Encore Bancshares, Inc. and Subsidiaries

SELECTED FINANCIAL DATA OF FLORIDA OPERATIONS HELD-FOR-SALE (1)

(Unaudited, amounts in thousands)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	June 30,
Income and Expense Data	2010	2010	2009	2009	2009	2010	2009
Interest income on loans, including fees	$ 1,308	$ 1,366	$ 1,396	$ 1,377	$ 1,358	$ 2,674	$ 2,694
Interest expense on deposits	863	1,010	1,139	1,380	1,643	1,873	3,320
Net interest income (expense)	445	356	257	(3)	(285)	801	(626)
Write down of loans	--	1,792	--	--	--	1,792	--
Noninterest income	31	25	21	15	10	56	23
Noninterest expense:
Compensation	544	571	485	499	500	1,115	999
Occupancy	239	261	263	270	255	500	513
Equipment	20	53	56	65	65	73	123
Advertising and promotion	6	6	8	57	25	12	36
Outside data processing	2	10	1	3	1	12	--
FDIC assessment	139	127	213	203	13	266	24
Write down of assets held-for-sale	2,793	2,535	--	--	--	5,328	--
Other	183	261	113	108	105	444	185
Total noninterest expense	3,926	3,824	1,139	1,205	964	7,750	1,880

Net expense from Florida operations held-for-sale	(3,450)	(5,235)	(861)	(1,193)	(1,239)	(8,685)	(2,483)

Average Balances of Assets and Liabilities
Assets:
Loans	$ 79,981	$ 84,594	$ 86,543	$ 85,413	$ 85,107
Noninterest-earning assets	4,481	7,377	7,532	7,607	7,494
Total assets	$ 84,462	$ 91,971	$ 94,075	$ 93,020	$ 92,601
Liabilities:
Interest checking	$ 45,770	$ 46,780	$ 43,461	$ 37,078	$ 29,106
Money market and savings	45,146	48,704	50,517	48,982	46,094
Time deposits	111,003	124,325	124,952	139,859	160,861
Total interest-bearing deposits	201,919	219,809	218,930	225,919	236,061
Noninterest-bearing deposits	17,830	17,213	14,412	14,455	14,893
Other liabilities	253	303	350	436	601
Total liabilities	$ 220,002	$ 237,325	$ 233,692	$ 240,810	$ 251,555

(1) This data represents a non-GAAP presentation of Florida operations held-for-sale that we believe provides selected information useful to investors in understanding our financial results. This information should not be considered a substitute for operating results determined in accordance with GAAP. This table includes certain direct income and expense of our Florida operations held-for-sale for all prior periods for comparison purposes and no corporate income or expense allocations have been made.

Encore Bancshares, Inc. and Subsidiaries

AVERAGE CONSOLIDATED BALANCE SHEETS

(Unaudited, dollars in thousands)

	Three Months Ended
	June 30, 2010	March 31, 2010	Dec 31, 2009	Sept 30, 2009	June 30, 2009

Assets:
Interest-earning assets:
Loans	$ 978,547	$ 979,171	$ 998,519	$ 1,038,069	$ 1,081,341
Loans held-for-sale (1)	81,148	85,204	87,097	87,129	86,719
Total loans	1,059,695	1,064,375	1,085,616	1,125,198	1,168,060
Securities	186,777	230,390	241,267	235,819	215,473
Federal funds sold and other	275,148	220,019	205,944	168,213	121,328
Total interest-earning assets	1,521,620	1,514,784	1,532,827	1,529,230	1,504,861
Less: Allowance for loan losses	(24,796)	(26,672)	(27,197)	(23,972)	(25,656)
Noninterest-earning assets	122,236	126,284	103,938	102,245	104,025
Noninterest-earning assets held-for-sale (1)	4,481	7,377	7,532	7,607	7,494
Total assets	$ 1,623,541	$ 1,621,773	$ 1,617,100	$ 1,615,110	$ 1,590,724

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest checking	$ 145,856	$ 153,023	$ 151,181	$ 154,475	$ 148,287
Money market and savings	238,000	240,292	262,470	257,807	197,182
Time deposits	415,615	400,451	382,150	385,962	403,722
Interest-bearing deposits held-for-sale (1)	201,919	219,809	218,930	225,919	236,061
Total interest-bearing deposits	1,001,390	1,013,575	1,014,731	1,024,163	985,252
Borrowings and repurchase agreements	218,794	220,759	222,428	222,978	226,118
Junior subordinated debentures	20,619	20,619	20,619	20,619	20,619
Total interest-bearing liabilities	1,240,803	1,254,953	1,257,778	1,267,760	1,231,989
Noninterest-bearing liabilities:
Noninterest-bearing deposits	168,021	146,779	148,921	133,433	144,364
Noninterest-bearing deposits held-for-sale (1)	17,830	17,213	14,412	14,455	14,893
Other liabilities	6,384	15,412	8,572	10,356	10,765
Other liabilities held-for-sale (1)	253	303	350	436	601
Total liabilities	1,433,291	1,434,660	1,430,033	1,426,440	1,402,612
Shareholders' equity	190,250	187,113	187,067	188,670	188,112
Total liabilities and shareholders' equity	$ 1,623,541	$ 1,621,773	$ 1,617,100	$ 1,615,110	$ 1,590,724

(1) Portions of this table represent a non-GAAP presentation of Florida operations held-for-sale that we believe provide information useful to investors in understanding our financial results. This table includes average balances of Florida operations held-for-sale for all prior periods for comparison purposes.

Encore Bancshares, Inc. and Subsidiaries

SELECTED FINANCIAL DATA

(Unaudited, dollars in thousands)

Loan Portfolio:	June 30, 2010	March 31, 2010	Dec 31, 2009	Sept 30, 2009	June 30, 2009

Commercial:
Commercial	$ 131,712	$ 115,653	$ 115,431	$ 107,034	$ 126,079
Commercial real estate	189,471	199,166	259,480	253,634	232,179
Real estate construction	55,332	66,618	87,008	118,513	154,307
Total commercial	376,515	381,437	461,919	479,181	512,565
Consumer:
Residential real estate first lien	215,911	211,366	222,337	228,090	232,885
Residential real estate second lien	290,934	289,344	291,433	292,265	292,891
Home equity lines	66,311	68,677	74,356	76,369	77,793
Consumer installment - indirect	6,311	7,339	8,372	9,743	11,202
Consumer other	16,783	16,138	19,788	20,521	21,484
Total consumer	596,250	592,864	616,286	626,988	636,255
Loans receivable	972,765	974,301	1,078,205	1,106,169	1,148,820
Loans held-for-sale	77,914	81,953	1,058	--	1,168
	--
Total loans	$ 1,050,679	$ 1,056,254	$ 1,079,263	$ 1,106,169	$ 1,149,988

Asset Quality:
Nonaccrual loans - Texas (1)	$ 22,441	$ 8,860	$ 9,908	$ 9,128	$ 10,795
Nonaccrual loans - Florida (1)	41,773	31,851	26,080	29,241	17,757
Total nonaccrual loans (1)	64,214	40,711	35,988	38,369	28,552
Investment in real estate - Texas	6,194	6,954	9,494	4,054	5,213
Investment in real estate - Florida	7,408	4,100	5,145	2,898	2,819
Total investment in real estate	13,602	11,054	14,639	6,952	8,032
Total nonperforming assets	$ 77,816	$ 51,765	$ 50,627	$ 45,321	$ 36,584

Accruing loans past due 90 days or more	$ --	$ --	$ 1,489	$ --	$ --

Restructured loans still accruing	$ 1,072	$ 5,710	$ 530	$ --	$ --

Asset Quality Ratios:
Nonperforming assets to total loans and investment in real estate	7.31%	4.85%	4.63%	4.07%	3.16%
Net charge-offs to average total loans	6.23%	2.41%	1.49%	1.88%	1.50%
Allowance for loan losses to period end loans (excluding loans held-for-sale)	2.74%	2.58%	2.46%	2.49%	2.19%
Allowance for loan losses to nonperforming loans	41.54%	61.73%	73.64%	71.87%	88.31%

Deposits:
Noninterest-bearing deposits	$ 182,729	$ 156,071	$ 174,102	$ 152,367	$ 146,373
Interest checking	152,041	157,796	211,174	189,143	184,620
Money market and savings	259,189	237,204	294,840	312,206	295,176
Time deposits less than $100	132,514	130,898	191,372	193,005	206,149
Core deposits	726,473	681,969	871,488	846,721	832,318
Time deposits $100 and greater	265,076	251,089	298,163	293,041	321,737
Brokered deposits	24,056	25,610	22,185	25,071	22,452
Deposits held-for-sale	184,106	242,755	--	--	--
Total deposits	$ 1,199,711	$ 1,201,423	$ 1,191,836	$ 1,164,833	$ 1,176,507

Assets Under Management	$ 2,592,186	$ 2,786,220	$ 2,673,832	$ 2,519,458	$ 2,299,338

(1) Nonaccrual troubled debt restructurings are included in nonaccrual loans.

Encore Bancshares, Inc. and Subsidiaries

ALLOWANCE FOR LOAN LOSSES

(Unaudited, dollars in thousands)

	Three Months Ended
	June 30, 2010	March 31, 2010	Dec 31, 2009	Sept 30, 2009	June 30, 2009

Allowance for loan losses at beginning of quarter	$ 25,132	$ 26,501	$ 27,575	$ 25,214	$ 26,664

Charge-offs:
Commercial:
Commercial	(402)	(382)	(326)	(1,475)	(796)
Commercial real estate	(10,118)	(4,346)	(701)	(64)	(313)
Real estate construction	(3,101)	(322)	(3,142)	(2,679)	(718)
Total commercial	(13,621)	(5,050)	(4,169)	(4,218)	(1,827)

Consumer:
Residential real estate first lien	(1,707)	(618)	(813)	(474)	(1,446)
Residential real estate second lien	(1,301)	(434)	(626)	(829)	(634)
Home equity lines	(237)	(699)	(677)	(344)	(517)
Consumer installment - indirect	(68)	(77)	(100)	(145)	(150)
Consumer other	(180)	(7)	(3)	(18)	(9)
Total consumer	(3,493)	(1,835)	(2,219)	(1,810)	(2,756)

Total charge-offs	(17,114)	(6,885)	(6,388)	(6,028)	(4,583)

Recoveries:
Commercial:
Commercial	543	131	2,269	564	62
Commercial real estate	17	--	--	--	--
Real estate construction	3	46	--	--	6
Total commercial	563	177	2,269	564	68

Consumer:
Residential real estate first lien	9	134	1	74	1
Residential real estate second lien	27	132	12	28	13
Home equity lines	11	78	4	15	88
Consumer installment - indirect	33	34	18	22	36
Consumer other	1	1	1	1	--
Total consumer	81	379	36	140	138

Total recoveries	644	556	2,305	704	206

Net charge-offs	(16,470)	(6,329)	(4,083)	(5,324)	(4,377)

Provision for loan losses	18,013	4,960	3,009	7,685	2,927

Allowance for loan losses at end of quarter	$ 26,675	$ 25,132	$ 26,501	$ 27,575	$ 25,214

Encore Bancshares, Inc. and Subsidiaries

SEGMENT OPERATIONS

(Unaudited, dollars in thousands)

	As of and for the Three Months Ended					As of and for the Six Months
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	Ended June 30,
	2010	2010	2009	2009	2009	2010	2009
Banking
Net interest income	$ 11,191	$ 11,742	$ 11,873	$ 12,213	$ 11,726	$ 22,933	$ 23,462
Provision for loan losses	18,013	4,960	3,009	7,685	2,927	22,973	5,966
Noninterest income	1,800	647	2,423	937	760	2,447	1,421
Noninterest expense	14,747	13,675	10,591	9,090	9,614	28,422	18,220
Earnings (loss) before income taxes	(19,769)	(6,246)	696	(3,625)	(55)	(26,015)	697
Income tax expense (benefit)	(6,311)	(3,076)	(57)	(1,028)	(102)	(9,387)	189
Net earnings (loss)	$ (13,458)	$ (3,170)	$ 753	$ (2,597)	$ 47	$ (16,628)	$ 508
Total assets at quarter end	$ 1,628,706	$ 1,645,468	$ 1,644,083	$ 1,608,348	$ 1,623,467	$ 1,628,706	$ 1,623,467

Wealth Management
Net interest income	$ 41	$ 40	$ 40	$ 39	$ 38	$ 81	$ 76
Noninterest income	4,593	4,618	4,570	4,501	4,087	9,211	7,836
Noninterest expense	3,547	3,562	3,022	3,088	3,040	7,109	6,138
Earnings before income taxes	1,087	1,096	1,588	1,452	1,085	2,183	1,774
Income tax expense	385	388	575	586	384	773	627
Net earnings	$ 702	$ 708	$ 1,013	$ 866	$ 701	$ 1,410	$ 1,147
Total assets at quarter end	$ 62,518	$ 61,316	$ 59,618	$ 50,174	$ 49,563	$ 62,518	$ 49,563

Insurance
Net interest income	$ 5	$ 5	$ 6	$ 5	$ 3	$ 10	$ 6
Noninterest income	1,554	1,644	1,100	1,375	1,480	3,198	3,174
Noninterest expense	1,101	1,027	1,074	1,111	1,057	2,128	2,090
Earnings before income taxes	458	622	32	269	426	1,080	1,090
Income tax expense	161	218	21	94	150	379	383
Net earnings	$ 297	$ 404	$ 11	$ 175	$ 276	$ 701	$ 707
Total assets at quarter end	$ 8,714	$ 8,053	$ 7,962	$ 7,390	$ 7,625	$ 8,714	$ 7,625

Other
Net interest expense	$ (298)	$ (297)	$ (298)	$ (302)	$ (309)	$ (595)	$ (625)
Noninterest income	--	--	--	--	--	--	--
Loss before income taxes	(298)	(297)	(298)	(302)	(309)	(595)	(625)
Income tax benefit	(104)	(104)	(104)	(105)	(106)	(208)	(219)
Net loss	$ (194)	$ (193)	$ (194)	$ (197)	$ (203)	$ (387)	$ (406)
Total assets at quarter end	$ (74,323)	$ (76,921)	$ (76,308)	$ (65,192)	$ (63,937)	$ (74,323)	$ (63,937)

Consolidated
Net interest income	$ 10,939	$ 11,490	$ 11,621	$ 11,955	$ 11,458	$ 22,429	$ 22,919
Provision for loan losses	18,013	4,960	3,009	7,685	2,927	22,973	5,966
Noninterest income	7,947	6,909	8,093	6,813	6,327	14,856	12,431
Noninterest expense	19,395	18,264	14,687	13,289	13,711	37,659	26,448
Earnings (loss) before income taxes	(18,522)	(4,825)	2,018	(2,206)	1,147	(23,347)	2,936
Income tax expense (benefit)	(5,869)	(2,574)	435	(453)	326	(8,443)	980
Net earnings (loss)	$ (12,653)	$ (2,251)	$ 1,583	$ (1,753)	$ 821	$ (14,904)	$ 1,956
Total assets at quarter end	$ 1,625,615	$ 1,637,916	$ 1,635,355	$ 1,600,720	$ 1,616,718	$ 1,625,615	$ 1,616,718

Encore Bancshares, Inc. and Subsidiaries

TAXABLE-EQUIVALENT YIELD ANALYSIS (1)

(Unaudited, dollars in thousands)

	Three Months Ended June 30,
	2010			2009

	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Assets:
Interest-earning assets:
Loans	$ 978,547	$ 14,175	5.81%	$ 1,166,448	$ 17,291	5.95%
Loans held-for-sale	81,148	1,330	6.57%	1,612	32	7.96%
Total loans	1,059,695	15,505	5.87%	1,168,060	17,323	5.95%
Securities	186,777	1,586	3.41%	215,473	2,173	4.04%
Federal funds sold and other	275,148	234	0.34%	121,328	156	0.52%
Total interest-earning assets	1,521,620	17,325	4.57%	1,504,861	19,652	5.24%
Less: Allowance for loan losses	(24,796)			(25,656)
Noninterest-earning assets	122,236			111,519
Noninterest-earning assets held-for-sale	4,481			--
Total assets	$ 1,623,541			$ 1,590,724

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest checking	$ 145,856	$ 113	0.31%	$ 177,393	$ 212	0.48%
Money market and savings	238,000	447	0.75%	243,276	685	1.13%
Time deposits	415,615	2,402	2.32%	564,583	4,746	3.37%
Interest-bearing deposits held-for-sale	201,919	863	1.71%	--	--
Total interest-bearing deposits	1,001,390	3,825	1.53%	985,252	5,643	2.30%
Borrowings and repurchase agreements	218,794	2,139	3.92%	226,118	2,119	3.76%
Junior subordinated debentures	20,619	298	5.80%	20,619	309	6.01%
Total interest-bearing liabilities	1,240,803	6,262	2.02%	1,231,989	8,071	2.63%
Noninterest-bearing liabilities:
Noninterest-bearing deposits	168,021			159,257
Noninterest-bearing deposits held-for-sale	17,830			--
Other liabilities	6,384			11,366
Other liabilities held-for-sale	253			--
Total liabilities	1,433,291			1,402,612
Shareholders' equity	190,250			188,112
Total liabilities and shareholders' equity	$ 1,623,541			$ 1,590,724

Net interest income		$ 11,063			$ 11,581

Net interest spread			2.55%			2.61%
Net interest margin			2.92%			3.09%

(1) Non-GAAP measure. See calculation of taxable-equivalent amounts in subsequent table.

Encore Bancshares, Inc. and Subsidiaries

TAXABLE-EQUIVALENT YIELD ANALYSIS (1)

(Unaudited, dollars in thousands)

	Six Months Ended June 30,
	2010			2009
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Assets:
Interest-earning assets:
Loans	$ 978,857	$ 28,557	5.88%	$ 1,187,456	$ 34,835	5.92%
Loans held-for-sale	83,165	2,708	6.57%	1,502	60	8.06%
Total loans	1,062,022	31,265	5.94%	1,188,958	34,895	5.92%
Securities	208,463	3,692	3.57%	201,789	4,146	4.14%
Federal funds sold and other	247,736	449	0.37%	108,393	312	0.58%
Total interest-earning assets	1,518,221	35,406	4.70%	1,499,140	39,353	5.29%
Less: Allowance for loan losses	(25,729)			(25,420)
Noninterest-earning assets	124,249			111,270
Noninterest-earning assets held-for-sale	5,921			--
Total assets	$ 1,622,662			$ 1,584,990

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest checking	$ 149,420	$ 235	0.32%	$ 179,672	$ 425	0.48%
Money market and savings	239,140	953	0.80%	235,880	1,363	1.17%
Time deposits	408,075	4,816	2.38%	559,821	9,587	3.45%
Interest-bearing deposits held-for-sale	210,814	1,873	1.79%	--	--
Total interest-bearing deposits	1,007,449	7,877	1.58%	975,373	11,375	2.35%
Borrowings and repurchase agreements	219,771	4,255	3.90%	240,741	4,235	3.55%
Junior subordinated debentures	20,619	595	5.82%	20,619	625	6.11%
Total interest-bearing liabilities	1,247,839	12,727	2.06%	1,236,733	16,235	2.65%
Noninterest-bearing liabilities:
Noninterest-bearing deposits	157,459			150,090
Noninterest-bearing deposits held-for-sale	17,523			--
Other liabilities	10,873			10,820
Other liabilities held-for-sale	278			--
Total liabilities	1,433,972			1,397,643
Shareholders' equity	188,690			187,347
Total liabilities and shareholders' equity	$ 1,622,662			$ 1,584,990

Net interest income		$ 22,679			$ 23,118

Net interest spread			2.64%			2.64%
Net interest margin			3.01%			3.11%

(1) Non-GAAP measure. See calculation of taxable-equivalent amounts in subsequent table.

Encore Bancshares, Inc. and Subsidiaries

NON-GAAP FINANCIAL MEASURES

(Unaudited, amounts in thousands)

	June 30, 2010	March 31, 2010	Dec 31, 2009	Sept 30, 2009	June 30, 2009

Shareholders' equity (GAAP)	$ 177,873	$ 190,210	$ 186,668	$ 186,460	$ 187,809
Less: Preferred stock	29,238	29,107	28,976	28,847	28,718
Goodwill and other intangible assets, net	40,833	40,991	41,150	33,394	33,564
Tangible common equity (1)	$ 107,802	$ 120,112	$ 116,542	$ 124,219	$ 125,527

Total assets (GAAP)	$ 1,625,615	$ 1,637,916	$ 1,635,355	$ 1,600,720	$ 1,616,718
Less: Goodwill and other intangible assets, net	40,833	40,991	41,150	33,394	33,564
Tangible assets	$ 1,584,782	$ 1,596,925	$ 1,594,205	$ 1,567,326	$ 1,583,154

Shares outstanding at end of period	11,380	11,162	10,504	10,499	10,337

(1) Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets. Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009		2010	2009
Net interest income (GAAP)	$ 10,939	$ 11,458		$ 22,429	$ 22,919
Taxable-equivalent adjustment (1)	124	123		250	199
Net interest income on a taxable-equivalent basis	$ 11,063	$ 11,581		$ 22,679	$ 23,118

(1) Net interest income, net interest spread and net interest margin are reported on a taxable-equivalent basis. The taxable-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets. Management believes that it is a standard practice in the banking industry to present net interest income, net interest spread and net interest margin on a fully taxable-equivalent basis. Management believes these measures provide useful information to investors by allowing them to make peer comparisons.
CONTACT:  Encore Bancshares, Inc.
          L. Anderson Creel, Chief Financial Officer
            713.787.3138
          James S. D'Agostino, Jr., Chairman and CEO
            713.787.3103